EQUIPMENT LEASE CONTRACT


     Leaser: Shanghai CRC Telecom Company Limited (Referred as Party A)

     Leasee: Asia Payment Systems,Inc. (Referred as Party B)

     According to "Law of Contract of People's Republic of China", the Party A and Party B have concluded lease contract of communication equipment and agree to:

     1. Party A provides following communication equipments and resources for Party B in accordance with the equipments and technical parameters provided by Party B. (See the relevant list in the appendix)

     2.  Party A hands over the resources and equipments to Party B in 2005 year
                                                                       ----
end  Of 03 month with the Party B's requirement Party B sets up data center with
        --
the aforementioned resources and equipments and provides Party A the Confirmation Letter of Use.


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
     3. Party B is responsible for the check of equipment, download and use of software etc.

     4. During the lease period, Party B is entitled to use the equipments, but the equipment cannot be transferred and mortgaged. In addition, Party B cannot add or discharge any parts of the equipments or change the installation place without Party A's consent. Party A is entitled to check whether the equipments work properly without damage and Party B should provides any convenient assistance when the check is performed.

     5. The lease period is 2 years. And the period is from the day when Party A
                            -
is paid the rent by Party B. The rent is 1149600 RMB in total and is paid by the
                                         -------
year  with  each  month 47900 RMB. The Party B pays the rent at the beginning of
                        -----
each year. If Party B cannot pay the rent at the due time, Party A is entitled to be paid a fine of 3 in ten thousandth of total tent due to Party A.

     6. The contract cannot be abandoned after it is concluded. If Party B pays the rent in advance, the contract can be terminated.


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
     7. After the termination of the contract, if Party B doesn't want to renew the contract, Party B must advise Party A 15 days before the termination, or the contract will be still treated as effective contract.

     8. The contract comes into effect after the two Parties and the guarantor of Party B affix their seals. The contract has two copies of original. Party A and Party B hold one copy of original. Each copy is legally of equal effect.



This page without text.

Party A: Shanghai CRC Telecom Company Limited (Seal)

______________________

Representative: __________________ (Signature)

______________________

Bank name and account number: _____________________________

Date:


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
Party B: Asia Payment Systems, Inc. (Seal)

Representative:__________________ (Signature)

______________________

Bank name and account number: ______________________________

Date :


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
APPENDIX: LEASE LIST FOR EQUIPMENT AND COMMUNICATION RESOURCE (APYM ITEMS)

---------------------------------------------------------------------------------------------
Scheme A (6 sets of server)
---------------------------------------------------------------------------------------------
Service item                             Unit price     Quantity     Sub-total        Remark
---------------------------------------------------------------------------------------------
1. (21U)                              10000                 1     10000

Trust of rack-and-panel series (21U)  10000 Yuan/month            10000 Yuan/month
---------------------------------------------------------------------------------------------

2. 2M                                 12000                 1     12000

2M Special Bandwidth                  12000 Yuan/month            12000 Yuan/month
---------------------------------------------------------------------------------------------
3.                                    1000                  6     6000

Fare for testing the server port      1000 Yuan/month             6000 Yuan/month
---------------------------------------------------------------------------------------------
4.                                    100                  24     2400

IP static address                     100 Yuan/month              2400 Yuan/month
---------------------------------------------------------------------------------------------
5.                                    2200                  6     13200

Lease of server (brand-new)           2200 Yuan/month             13200 Yuan/month
---------------------------------------------------------------------------------------------
6.                                    4000                  2     8000

Router, network exchanger             4000 Yuan/month             8000 Yuan/month
---------------------------------------------------------------------------------------------
7.                                    3000                  2     6000

Fire wall                             3000 Yuan/month             6000 Yuan/month
---------------------------------------------------------------------------------------------
8.                                    5760

Equipment maintainer                  5760 Yuan
---------------------------------------------------------------------------------------------
Total                                                             63360

                                                                  63360Yuan/month
---------------------------------------------------------------------------------------------

RMB  63360 x 0.756=47900

USD   7672 x 0.756(Discount)=5800USD/month


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